SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 1, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Massachusetts                     1-4347                  06-0513860
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

    One Technology Drive
    P.O. Box 188
    Rogers, Connecticut                                          06263-0188
(Address of principal executive offices)                         (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 5. Other Events

On April 1, 2004, Rogers Corporation announced that Robert D. Wachob was appointed President and Chief Executive Officer (CEO) of the Company replacing Walter E. Boomer who, effective April 1, 2004, retired as Rogers' Chairman and CEO. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7. Financial Statements and Exhibits

(c)  Exhibits


99.1  Press Release dated April 1, 2004 issued by Rogers Corporation.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ROGERS CORPORATION
                                      (Registrant)



                                      By   /s/James M. Rutledge
                                         ---------------------------------------
                                           James M. Rutledge
                                           Vice President, Finance,
                                           Chief Financial Officer and Treasurer
Date: April 1, 2004